SCHEDULE OF INCOME TAX RATES TO THE NET LOSS BEFORE TAX PROVISION (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income Taxes
Net income before income tax	$ 20,345	$ 23,979
Statutory tax rate percentage	21.00%	21.00%
Net income After Tax	$ 4,272	$ 5,036
State tax expense	588	268
Return to provision		(14)
Prior period deferred adjustments	24	348
Foreign taxes	216	226
Permanent differences	(232)
Total	$ 4,868	$ 5,864